UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8‑K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	May 19, 2008

TOR Minerals International, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-17321 (Commission File Number)	74-2081929 (IRS Employer Identification No.)
722 Burleson Street Corpus Christi, Texas (Address of Principal Executive Offices)	78402 (Zip Code)

(361) 883-5591
(Registrant's Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

___	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard: Transfer of Listing.

On May 23, 2008, TOR Minerals International, Inc., (the "Company") issued a press release regarding its May 19, 2008, receipt of notification from NASDAQ that the Company had until October 6, 2008, with which to comply with the audit committee requirements for continued listing on the NASDAQ Capital Market set forth in Marketplace Rule 4350.  As a result of the untimely death of Audit Committee Chairman and Board member, John Buckley, 53, on April 8, 2008, the Audit Committee had only two members, and therefore did not comply with Rule 4350.

On May 22, 2008, the NASDAQ Staff notified the Company that the Company's appoint of Steve Paulson on May 22, 2008, to the Audit Committee brings the Company into compliance with the Marketplace Rule 4350 as the Company's Audit Committee now consists of three members and the matter is now closed.

Mr. Paulson, 44, was elected to the Board of Directors at the Company's annual meeting held earlier today.  He has served as President and a director of The Automation Group, LP ("TAG") since 1996.  TAG became a wholly owned subsidiary of Emerson Electric in December 2007.  Mr. Paulson currently serves as a direct of Compass Support Services, a privately held corporation.

Copies of the notifications from Nasdaq, as well as a copy of the press release, are furnished as Exhibits to this Current Report on Form 8-K.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Businesses Acquired. Not applicable.
(b)	Pro Forma Financial Information. Not applicable.
(c)	Shell company transaction Not applicable
(d)

Exhibit

Number     Description

99.1     May 19, 2008, notification from NASDAQ to TOR Minerals International, Inc., identifying compliance requirements of Marketplace Rule 4350.

99.2     May 22, 2008, notification from NASDAQ confirming the Company's renewed compliance with Marketplace Rule 4350.

99.3     Press Release, dated May 23, 2008, announcing notification from Nasdaq citing compliance requirements with Marketplace Rule 4350.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
TOR MINERALS INTERNATIONAL, INC. _____________________ (Registrant)

Date: May 23, 2008	/s/ STEVEN PARKER
Steven Parker Treasurer and CFO

EXHIBIT INDEX

Exhibit No.	Description
99.1	May 19, 2008, notification from NASDAQ to TOR Minerals International, Inc., identifying compliance requirements of Marketplace Rule 4350.
99.2	May 22, 2008, notification from NASDAQ confirming the Company's renewed compliance with Marketplace Rule 4350.
99.3	Press Release, dated May 23, 2008, announcing notification from Nasdaq citing compliance requirements with Marketplace Rule 4350.
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